Exhibit 99.1

For further information, contact:
Timothy G. Rogers
Chief Financial Officer
Technology Solutions Company
312.228.4500
timothy_rogers@techsol.com

Technology Solutions Company Announces
Unaudited Results for Its First Quarter Ended March 31, 2008

Company expects to achieve profitability on double digit increase in sales

CHICAGO, IL — April 22, 2008 — Technology Solutions Company (TSC) (Nasdaq: TSCC) today announced preliminary, unaudited financial results for the first quarter ended March 31, 2008.

First Quarter Estimated Results

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Net income for the first quarter is estimated to be $0.1 million, or $0.04 per diluted share, marking the Company’s first quarterly profit since the first quarter of 2003. The estimated results for the first quarter compare with a net loss of $(0.12) per share recorded in the fourth quarter of 2007 and a net loss of $(1.21) per share in last year’s first quarter.

•	Revenues before reimbursements are estimated to be $5.9 million for the first quarter, a $0.6 million increase, or 11.3 percent, from fourth quarter 2007 revenue of $5.3 million.

•	Days sales outstanding at March 31, 2008 is estimated to be 55 days, an increase of 1 day over the 54 days at December 31, 2007.

•
The cash, cash equivalents and short-term investments balance at March 31, 2008 is estimated to be $9.6 million, a decrease of $1.4 million, from the December 31, 2007 balance, primarily resulting from previously communicated first quarter annual renewal payments.

The company anticipates releasing final financial results and hosting an investor conference call for the first quarter of 2008 in the middle part of May upon completion of its quarterly review.

About Technology Solutions Company

Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create measure and sustain the delivery of value to their customers.  Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare and manufacturing industries through tailored business solutions that deliver extraordinarily rapid and guaranteed results.  For more information, please visit: www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new product and service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

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